

Corporate Presentation

May 2026

LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline

Development Candidates		Indication	Phase 1	Phase 2	Pivotal	Commercial	Next Steps/Status
Neuroactive Steroids	LPCN 1154 (BRLIZIO™)	Postpartum Depression (PPD)					Finalize validation study protocol based on FDA feedback
	LPCN 2201	Major Depressive Disorder (MDD)					Phase 2 POC study
	LPCN 2203	Essential Tremor (ET)					Phase 1 study completed
	LPCN 2101	Drug Resistant Epilepsy (DRE)					Phase 2 POC study
Commercial Product		**Indication**	**Phase 1**	**Phase 2**	**Pivotal**	**Commercial**	**Next Steps/Status**
TLANDO®		Testosterone Replacement Therapy					Commercialized by partners (Verity Pharma in the U.S.)
Out-License Opportunities		**Indication**	**Phase 1**	**Phase 2**	**Pivotal**	**Commercial**	**Next Steps/Status**
LPCN 1148		Liver Cirrhosis					Phase 2 study completed
LPCN 2401		Obesity Management – adjunct to GLP-1					Seeking regulatory clarity
LPCN 1107		Prevention of Preterm Birth					End of Phase 2 meeting completed

Lipocine's Proprietary Technology

Overcoming oral drug delivery challenges



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption



Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

LPCN 1154 (BRLIZIO™)

First Oral Brexanolone for PPD (Postpartum Depression)



BRLIZIO™ is the brand name conditionally approved by FDA

Unmet Needs in PPD and Benefits of Product Target Attributes

PPD is a life-threatening condition with few existing treatment options

Maternal depression and suicide can have far-reaching consequences for child development, family function, and the nation's economy[1-3]

Rapid Relief	Short Treatment Duration	Superior Tolerability	At-Home Access
• Faster management of depression • Reduces the risk of suicidal thoughts and behaviors • Leads to fewer hospitalizations • Positive outcomes in terms of mother and family relationships • Reduces financial burden	• Better compliance • Scheduling flexibility (e.g. weekend) with minimal family disruption • More amenable to discreet treatment • Quicker return to normal daily activities	• Low infant sedation risk • Better treatment adherence • Increase treatment success • Reduced risk of complications and hospitalization • More quality time with family • Less dependence on caregivers	• Convenient oral route allows independent use • Increased treatment reach • Reduced stigma-lower visibility of treatment • Reduced risk of crisis or suicide • Rapid treatment initiation in time sensitive indication • Higher treatment engagement

1. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
2. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
3. www.nytimes.com/2025/07/22/health/post-partum-depression-treatment-pill.html

PPD – Large Underpenetrated Market, Primed for a Better Treatment Option

Awareness drives diagnosis - empowering women with PPD through effective therapies

- High clinical and economic burden with consequences beyond the mother
- Treatment goal is rapid harm reduction for both mother and infant
- Meaningful negative impact on family stability, child development, and society
- PPD commonly presents with psychiatric comorbidity; 64% report anxiety symptoms[1]
- Suicide is a leading cause of maternal death in the first year postpartum[2]
  - Up to 30% of women with PPD report suicidal ideation[3]
- Compelling pharmacoeconomic rationale for early, effective intervention[4]

Estimated patients in the U.S. with PPD[5]



3.6M
Pregnancies in the US[6]
~ 600,000
Postpartum depression[7]
~ 240,000
Diagnosed PPD patients[8]
~144,000
Diagnosed are Rx treated[9]
Increased awareness and effective therapies are expected to meaningfully expand diagnosis among symptomatic women with PPD

ZURZUVAE® Rx price: $16,377

ZURZUVAE revenue $66M Q4-25[10]

Projected peak ZURZUVAE® sales of ~$1B[11]

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

1. Farr et al. J Womens Health (Larchmt). 2013 Oct 26;23(2):120–128
2. Chin et al. Curr Psychiatry Rep. 2022; 24(4):239-275
3. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
4. Leerink Center for Pharmacoeconomics, 2025 MEDACorp LLC
5. Foster Rosenblatt market research 2023 (Lipocine internal data)
6. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
7. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
8. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5
9. Sage/Biogen HEOR Claims Analysis
10. Biogen 4th Quarter 2025 Financial Results
11. Sage May 2025 Management Projection

LPCN 1154 – Poised to Lead the Market and Set the Standard of Care

Therapy overview – LPCN 1154 vs. existing options

LPCN 1154 (Brlizio) is expected to provide rapid relief of PPD with a short (48-hour) treatment

Zuranolone (ZURZUVAE®) treatment is associated with frequent CNS depressant effects such as somnolence, dizziness, and sedation

SSRIs / SNRIs have slow onset, longer treatment duration, and lower response rates. Additionally side effects such as sexual dysfunction, changes in sleep pattern and weight gain are common

	Oral Brexanolone *(LPCN 1154)*	**Zuranolone** *(ZURZUVAE®)*	***SSRIs/SNRIs*** *Off-Label Use*
Description	**Bioidentical NAS**	Synthetic NAS derivative	Synthetic SSRI/SNRI
Median Time to Response* Onset	**2.6 days****	9 days[1]	weeks
CNS depressant AEs	**low[3]**	high[2]	moderate[4]
Onset of Action	**hours**	days	weeks
Treatment Duration	**48 hours**	14 days	months

No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.

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ENHANCING HEALTH

1. Deligiannidis et al., Am J Psychiatry 180:9, September 2023
2. Zurzuvae label; Somnolence (36%), dizziness (13%), dose Reduction (14%), and discontinuation (2%),
3. Defined as less than 5% with no drug discontinuations, drug-related SAEs, loss of consciousness, or excessive sedation
4. https://www.uptodate.com/contents/image?imageKey=PSYCH%2F143603

*Median time to response is defined as time to 50% of participants experiencing response (≥50% reduction in HAM-D)

**internal data, patient with PPD and history of psychiatric condition based on MINI

LPCN 1154 – Achieved Standard Bioequivalence* to IV Brexanolone

Dosing regimen confirmation study results

Bioequivalent to Zulresso

PK Parameter	LPCN 1154	IV Brexanolone	GMR Test vs. Reference (90% CI)
C_{max} (ng/mL)	120	115	105% (92-118)
$AUC_{0-\infty}$ (h*ng/mL)	4884	5019	97% (89-107)
AUC_{0-100} (h*ng/mL)	4266	4784	89% (81-98)

FDA Type D meeting minutes

"Given that the PK shape of the oral formulation of proposed drug product, LPCN 1154A is expected to be different from the approved IV formulation of the LD…**you should conduct an adequate and well-controlled study to support the safety and effectiveness** of LPCN 1154A for the treatment of postpartum depression."

- LPCN 1154 multi-dose regimen resulted in bioequivalent blood levels compared to IV brexanolone administered per label at higher dose regimen (90ug/kg/hr)

n=23; Outlier participant presented PK results for the IV administration period greater than 70 standard deviations away from the PK data set mean for all PK parameters included above
GMR = Geometric Mean Ratios, CI = Confidence Interval, LB = Lower Bound, UB = Upper Bound, t = 100 hours for AUC_{0-t}
*https://www.fda.gov/regulatory-information/search-fda-guidance-documents/bioequivalence-studies-pharmacokinetic-endpoints-drugs-submitted-under-abbreviated-new-drug

LPCN 1154 – Phase 3 Safety and Efficacy Study Design

Utilizes same dose and regimen as the PK dose confirmation study

Study design

- Two arm, outpatient, randomized, blinded, placebo-controlled in women with postpartum depression at home administration with no required medical monitoring

Inclusion criteria

Severe PPD (HAM-D ≥26)

Age ≥15 yrs

N= 90 women


R
LPCN 1154
Placebo
Treatment period
Hour 0
48
60
Day 30
Primary Analysis Timepoint

Endpoints

Rating Scales: Administered at baseline, 12h, 36h, 60h, 7 day and 30 day

Primary endpoint: HAM-D* change from baseline at hour 60

https://clinicaltrials.gov/study/NCT06979544

*HAM-D: 17-item Hamilton Depression Rating Scale

LPCN 1154 – P3 Results Summary

Strong efficacy signal in clinically relevant subgroups

Overall Study Population

- LPCN 1154 showed a numerically greater reduction from baseline in HAM-D total score compared to placebo at Hour 60 (primary endpoint) but the improvement was not statistically significant
    - Nominal statistical significance achieved at 12 hours.
- LPCN 1154 was well tolerated and demonstrated a differentiated safety profile with no reported adverse event occurring in more than 5% of the LPCN 1154-treated participants

Subgroup Analyses#

- Analysis of well-defined and clinically relevant subgroup (N=54) of **participants with PPD and a history of psychiatric disorders** suggests rapid and sustained efficacy of LPCN 1154 in PPD
- Participant population at one outlier site differs materially from overall study population
    - High rates of 'de novo*' PPD, low drug compliance, high placebo effect
- **Exclusion of epidemiologic outlier site** data suggests rapid, clinically meaningful, and sustained efficacy of LPCN 1154 in PPD
- Consistent trends across outcomes (HAM-D response, remission, Bech depression subscale) and scales (MADRS, HAM-A) support rapid-acting antidepressant activity of LPCN 1154

Bech's Depression Subscale (BDI-6) is a validated 6-item measure that assesses the core severity of depressive symptoms with minimal somatic confounding

#Post-hoc analyses

*De novo PPD is defined as the current PPD episode being the participant's first and only psychiatric condition (determined by MINI)

Overall Population*

Baseline demographics

Characteristics	LPCN 1154	Placebo	Overall
N	45	45	90
Age (years) (Mean, SD)	30.7 (5.41)	30.8 (6.52)	30.8 (5.96)
BMI (kg/m2) (Mean, SD)	30.0 (5.96)	29.6 (6.06)	29.8 (5.98)
Ethnicity (HISP; %)	64.4	60.0	62.2
Race (White; %)	62.2	66.7	64.4
Antidepressant use at baseline (%)	8.9	8.9	8.9
HAM-D at baseline (Mean, SD)	28.3 (2.8)	28.2 (3.1)	28.3 (2.9)
History of psychiatric condition** (N, %)	24 (53.3%)	30 (66.7%)	54 (60.0%)
History of depression condition** (N, %)	19 (42%)	19 (42%)	38 (42%)

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*All 15 sites randomized participants

**Based on MINI (Mini-International Neuropsychiatric Interview)

LPCN 1154 Subgroup – PPD with History of Psychiatric Condition

A well characterized, high prevalence and most in need population

- ✓ Well defined condition characterized via standardized tool, MINI
  - Validated structured clinical interview for DSM and ICD psychiatric disorders
  - Commonly used in clinical trials
  - FDA agreed on using MINI to diagnose major depressive episode in this study
- ✓ Biologically plausible
  - Altered GABAergic tone
  - Frequent abnormalities in the hypothalamic–pituitary–adrenal (HPA) axis
- ✓ Prone to higher severity and chronicity
  - The risk of PPD was more than 20 times higher for women with a depression history, compared to women without[1]
- ✓ High prevalence of psychiatric condition in patients with PPD
  - 65 - 82% prior history of depression[2,3]

- Majority of patients with PPD have a history of psychiatric condition
  - ~20% have 'de novo' PPD[4]
  - Patients with severe PPD are more likely to have history of psychiatric condition, including depression and anxiety[5,6]
- In the current study, 60% of participants had a history of psychiatric condition
  - 42% had a history of depression based on MINI
    - 13% based on medical history

1. *Depress Anxiety. 2017 Feb;34(2):178-187*
2. *BMC Pregnancy Childbirth. 2014 Dec 10:14:402*
3. *J Clin Psychiatry. 2020 Jan 21;81(1):19m12929*
4. *Kettunen et al., BMC Pregnancy and Childbirth. 2014, 14:402*
5. *Batt et al., Focus. 2020, 18:106-119*
6. *Miller et al., BMC Psychiatry. 2006 6:12*

LPCN 1154 Subgroup – PPD with History of Psychiatric Condition*

Baseline demographics

Characteristics	LPCN 1154	Placebo	Overall
N	24	30	54
Age (years) (Mean, SD)	31.0 (5.5)	30.8 (6.6)	30.9 (6.1)
BMI (kg/m2) (Mean, SD)	31.6 (6.6)	30.1 (6.7)	30.8 (6.6)
Ethnicity (HISP; %)	41.7	50.0	46.3
Race (White; %)	50.0	60.0	55.6
Antidepressant use at baseline (%)	12.5	13.3	13.0
HAM-D at baseline (Mean, SD)	28.9 (3.5)	28.6 (3.5)	28.7 (3.5)
History of psychiatric condition** (N, %)	24 (100%)	30 (100%)	54 (100%)
History of depression condition** (N, %)	19 (79.2%)	19 (63.3%)	38 (70.4%)

*Twelve sites randomized participants

**Based on MINI (Mini-International Neuropsychiatric Interview)

LPCN 1154 Subgroup – PPD with History of Psychiatric Condition#

Rapid, durable, and statistically significant improvement across multiple timepoints

HAM-D Change From Baseline Overtime


HAM-D Change From Baseline over Time
Hour 12
Hour 36
Hour 60
Day 7
Day 30
0
-5
-10
-15
-20
HAM-D Change From Baseline
***
*
**
*
LPCN 1154 (N=24)
Placebo (N=30)
* p<0.05; ** p<0.01; *** p<0.001

Time	History of Psychiatric Condition# N=54		
	Placebo-adjusted Difference	Statistical Significance	Cohen's d
Hour 12	-7.2	P < 0.001	-1.10
Hour 36	-5.0	P < 0.05	-0.60
Hour 60	-6.1	P < 0.01	-0.73
Day 7	-4.2	NSS	-0.46
Day 30	-5.3	P < 0.05	-0.60

Mixed model for repeated measures, least squares means placebo-adjusted difference. P-values are nominal
Post-hoc analysis

LPCN 1154 Subgroup – PPD with History of Psychiatric Condition#

Responder and remitter results corroborate strong treatment effect



Percent of Participants with HAM-D Response
HAM-D Responder (%)
80
60
40
20
0
Hour 12
Hour 36
Hour 60
Day 7
Day 30
Cumulative
LPCN 1154
Placebo



Percent of Participants with HAM-D Remission
HAM-D Remitter (%)
60
40
20
0
Hour 12
Hour 36
Hour 60
Day 7
Day 30
Cumulative
LPCN 1154
Placebo

Response: ≥ 50% reduction in HAM-D score; Remission: HAM-D score ≤ 7
Nominal statistical significance is not shown
Post hoc analysis

Comparison between Epidemiologic Outlier Site and Other Sites**

One site was identified as an outlier by treatment-by-site interaction analyses

Baseline Characteristics	Outlier Site Vs Other 14 sites
Recruitment rate (patients/site/month)	5X higher
Antidepressant use at baseline	4X lower
Baseline HAM-D	Similar
Baseline HAM-A ≥20	2X lower

Psychiatric Condition	Outlier Site Vs Other 14 sites
History of psychiatric condition based on MINI	3X lower
Current psychiatric comorbidity	3X lower
History of psychiatric condition based on medical history	9X lower
History of PPD	0% vs 23%
History of MDD or MDE	9X lower

Placebo Effect	Outlier Site Vs Other 14 sites
Placebo response hour 60	2X higher
Placebo remitter hour 60	3X higher
Placebo response day 30	3X higher
Placebo remitter day 30	4X higher
CBL at day 30 (HAM-D unit)	2X higher

64% (7 out of 11) of LPCN 1154 treated participants that had no evidence of study drug in their system came from the outlier site

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**excludes outlier site (N=30)
Other 14 sites: N = 60, comparison based on mean of 14 other sites
HAM-A ≥20 indicates moderate to severe anxiety

Subgroup Analysis Excluding Epidemiologic Outlier Site

Baseline demographics

Characteristics	LPCN 1154	Placebo	Overall
N	27	33	60
Age (years)	30.0 (5.9)	31.7 (6.6)	30.9 (6.3)
BMI (kg/m^2)	31.9 (6.4)	30.5 (6.4)	31.1 (6.4)
Ethnicity (HISP; %)	40.7	45.5	43.3
Race (White; %)	55.6	54.5	55.0
Antidepressant use at baseline (%)	11.1	12.1	11.7
HAM-D at baseline (Mean, SD)	28.8 (3.3)	28.5 (3.4)	28.6 (3.3)
History of psychiatric condition* (N; %)	**22 (81.5)**	**25 (75.8)**	**47 (78.3)**

Upon outlier site exclusion, the study population consistent with PPD epidemiology (~20% de novo PPD)

*Based on MINI (Mini-International Neuropsychiatric Interview)

Subgroup Analysis Excluding Epidemiologic Outlier Site#

Rapid, durable, and statistically significant improvement across multiple timepoints

HAM-D Change From Baseline Overtime



Hour 12
Hour 36
Hour 60
Day 7
Day 30
0
-5
-10
-15
-20
HAM-D Change From Baseline
***
*
*
*
**
LPCN 1154 (N=27)
Placebo (N=33)

* p<0.05; ** p<0.01; *** p<0.001.

Time	Excluding Outlier Site N=60		
	Placebo-adjusted Difference	Statistical Significance	Cohen's d
Hour 12	-7.1	P < 0.001	-1.09
Hour 36	-5.3	P < 0.05	-0.64
Hour 60	-5.8	P < 0.05	-0.68
Day 7	-5.2	P < 0.05	-0.54
Day 30	-6.6	P < 0.01	-0.76

Mixed model for repeated measures, least squares means placebo-adjusted difference. P-values are nominal

#Post-hoc analysis

Subgroup Analysis Excluding Epidemiologic Outlier Site

Responder and remitter results corroborate strong treatment effect



Percent of Participants with HAM-D Response
HAM-D Responder (%)
80
60
40
20
0
Hour 12
Hour 36
Hour 60
Day 7
Day 30
Cumulative
LPCN 1154
Placebo



Percent of Participants with HAM-D Remission
HAM-D Remitter (%)
60
40
20
0
Hour 12
Hour 36
Hour 60
Day 7
Day 30
Cumulative
LPCN 1154
Placebo

Response: ≥ 50% reduction in HAM-D score; Remission: HAM-D score ≤ 7
Nominal statistical significance is not shown

LPCN 1154 – PK/PD Correlation

Rapid and sustained target engagement

- β band qEEG activity is a validated, objective biomarker of GABA-A receptor modulation
- Significant increase in β band amplitude
  - Confirms target engagement (GABA-A receptor)
  - Early (2h) and sustained (12h) effects
  - Consistent results in eyes open and eyes closed conditions


PK/PD Correlation: Mechanistic Validation (qEEG EC)
Mean Brexanolone Plasma Concentration (ng/ml)
Mean qEEG % CBL Beta power EC (12 - 25 HZ)
Brexanolone concentration (ng/mL)
qEEG β power CFB (%)
Clinical Efficacy Onset
(-7.2 pts. p<0.001) at Hour 12
Time (h)
0
2
4
6
8
10
12
14
0
20
40
60
80
100
120
140
0
10
20
30
40
50
60
70

Single dose study LPCN 1154-23-004: Utilized same dose strength as the PK dose confirmation study
qEEG EC: quantitative electroencephalography eye closed; CFB: Change From Baseline

LPCN 1154 – Consistent Efficacy Signals Indicate the Fastest Relief for PPD#

Robust HAM-D and HAM-A efficacy at 12 hours post-dosing

At 12 Hours	History of Psychiatric Condition (N=60)	Excluding Outlier Site (N=54)
HAM-D17[1]	**-7.2** ***	**-7.1** ***
HAM-A[1]	-6.3 **	-6.3 **
HAM-D17 Response[2] (Active vs Placebo)	**37.5%** vs 6.7% **	**38.5%** vs 6.3% **
HAM-D6[1]	-3.0 **	-2.8 **

* $p<0.05$; ** $p<0.01$; *** $p<0.001$.

[1]Placebo adjusted CBL
post-hoc analysis

[2]Response: ≥ 50% reduction in HAM-D score

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LPCN 1154 – Summary of Subgroup Efficacy Analyses

Consistently outperformed placebo across multiple outcome measures

- **HAM-D analyses data support rapid and durable treatment effect in both subgroups**
  - PPD with history of psychiatric condition
  - Study population that is consistent with PPD epidemiology

- **Clinically meaningful efficacy as early as 12 hours (Cohen's d > 1)**
- Median time to response: **2.6 days** with LPCN 1154 vs **~30 days** with placebo

- **Results for additional HAM-D analyses (response, remission, Bech Depression Subscale), MADRS, and HAM-A were numerically superior for LPCN 1154 at all timepoints**

- **~ 40% of LPCN 1154-treated participants reported feeling 'very much better' at day 30†**

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Median time to response: time at which 50% of participants are HAM-D responders
†Patient global impression of change (PGI-C) scale, score of 1

Overall Population Safety

LPCN 1154 was well tolerated

Parameter	LPCN 1154 N=45 n (%)	Placebo N=45 n (%)
Any TEAE	8 (17.8)	8 (17.8)
Any treatment-related TEAE	5 (11.1)	3 (6.7)
Any severe TEAE	2 (4.4)	0 (0.0)
Any serious TEAE	1 (2.2)	0 (0.0)
TEAEs in ≥ 2 participants in LPCN 1154 arm		
Headache	2 (4.4)	3 (6.7)
Dizziness	2 (4.4)	0 (0.0)
Somnolence	2 (4.4)	0 (0.0)
Nausea	2 (4.4)	0 (0.0)

- 100% of participants completed dosing
- No treatment-related severe or serious TEAEs
- All dizziness, somnolence, and nausea were mild-moderate and resolved without intervention

TEAE: Treatment-emergent adverse event (any AE that occurred after first dose of study drug)

Hypothesis Generating Results Support LPCN 1154's Potential as a RAAD

Clinically meaningful outcomes

Consistent and coherent efficacy signal in patients with PPD

- HAM-D placebo adjusted change from baseline less than or equal to 4 at all timepoints
- Supporting secondary responder and remission endpoint trends
- LPCN 1154 was numerically superior to placebo across multiple scales (HAM-D, MADRS, HAM-A) at all time points

Preliminary competitive label differentiation

- Rapid relief as early as 12 hours, short treatment duration, ease of access, sustained durability, and superior safety

Amenable to additional development paths - MDD/TRD

LPCN 1154 – Differentiated Tolerability

Comparison to Zurzuvae safety*

Adverse Reaction	LPCN 1154A (N=45)	Placebo (N=45)	Zurzuvae (N=171)	Placebo (N=169)
Key Adverse Reactions				
Somnolence and sedation	4%	0%	19-36%	6-11%
Dizziness	4%	0%	8-13%	6-9%
Fatigue	0%	0%	5%	1-2%
Diarrhea	0%	0%	5-9%	2-3%
Memory impairment	0%	0%	3%	0%
Tremor	0%	0%	2%	0%
Anxiety	0%	0%	2%	1%

Dose reductions
- 1% with LPCN 1154 due to rash
- Up to 14% with Zurzuvae
  - Due to somnolence and dizziness

Treatment discontinuations
- 0% with LPCN 1154
- Up to 4.1% with Zurzuvae
  - Majority due to nervous system AEs

- No treatment-related SAEs with LPCN 1154
- One SAE of confusional state reported with Zurzuvae in Phase 3 PPD trials
  - From label, "In each clinical study, some Zurzuvae-treated patients developed confusional state. One of these cases was severe, and was also associated with somnolence, dizziness, and gait disturbance"

* Per label; two separate studies

LPCN 1154 Demonstrated Differentiated Efficacy Signal

Zurzuvae

Mean CBL in HAM-D Total Score Over Time in Study[1]



Placebo
ZURZUVAE 50 mg
Δ -3.4 at Day 3
On drug
Off drug
LS Mean Change from Baseline (HAM-D Total Score)
Time (day)
0
-5
-10
-15
-20
0
10
20
30
40
50

Differential HAMD-17 Total Score at Day 15*

Study Number	Mean Placebo Subtracted Difference (95% CI)
1	-4.0 (-6.3, -1.7)
2	-4.2 (-6.9, -1.5)

LPCN 1154 – PPD with History of Psychiatric Condition

Mean CBL in HAM-D Total Score Over Time



LS Mean Change from Baseline (HAM-D Total Score)
0
-5
-10
-15
-20
On drug
Off drug
Hour 60
Day 7
Day 30
LPCN 1154 (N=24)
Placebo (N=30)

Timepoint	Hour 12	Hour 36	Hour 60	Day 7	Day 30
Placebo-Subtracted Difference (95% CI)	-7.2 (-10.8, -3.7)	-5.0 (-9.6, -0.5)	-6.1 (-10.7, -1.5)	-4.2 (-9.4, 1.0)	-5.3 (-10.2, -0.5)

LIPOCINE ENHANCING HEALTH

No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.

LPCN 1154 Next Regulatory Steps

Applied for Breakthrough Therapy and Fast Track Designations with FDA

Planned guidance meeting to discuss the completed Phase 3 study

Submit Phase 3 validation study protocol

LPCN 1154 Potential "Best-in-Class" Oral Treatment for PPD

Key takeaways

- **Credible signal in patients with PPD**
- **Significant market opportunity**
- **Differentiated product attributes addressing unmet needs**
- **Streamlined pathway to NDA submission**
- **Issued and pending patents worldwide**



LPCN 2201

Oral Brexanolone for
Major Depressive Disorder (MDD)



Major Depressive Disorder (MDD)

Definition and facts

- Major depression is a common and treatable mood disorder characterized by changes in cognitive and physical symptoms lasting for at least 2 weeks[1]
- ~332 million people with MDD worldwide[2]
- Depression carries a high economic burden[3] and is a leading cause of disability[4]
- In adults and adolescents with depression, 88% reported difficulty with work, home, or social activities because of their depression symptoms[5]
- About 2/3 of people who commit suicide are depressed at the time[6]
- Suicide risk in people with depression is ~25x higher than in individuals without depression[7]

LIPOCINE
ENHANCING HEALTH

1. American Psychiatric Association. Diagnostic and statistical manual of mental disorders (DSM-5). Fifth edition. Arlington, VA. 2013
2. Depressive disorder (depression). WHO Fact Sheet; updated 2023–2024
3. Greenberg et al. Pharmacoeconomics. 2021 Jun;39(6):653–665
4. Vos T, Lim S, Abbafati C et al Lancet. 2020 Oct 17;396(10258):1204–1222
5. Brody and Hughes NCHS Data Brief, No. 527, April 2025
6. Some Facts About Suicide and Depression, American Association of Suicidology, June 23, 2009
7. https://www.abct.org/fact-sheets/suicide/ on March 2026

MDD Market Potential

Total annual burden of medication-treated MDD among the US population was $92.7 billion[1]

Severe MDD is strongly linked to significant difficulty in work, social, and home activities

MDD prevalence 8.4% of population[2]
~21M

- 61% received treatment[2] — **~13M**
- 38% with suicidal ideation[3] — **~8M**
- ~33% severe MDD[4] — **~6.6M**

SPRAVATO® Rx cost: ~ $15,000 annually*, $405M in Q3 2025[5]

AUVELITY® Rx Cost: ~$15,000 annually, $136 M in Q3 2025[6]

Market expected to reach $31B by 2030[7]

Significant Unmet Needs in Depression Disorders

Rapid Relief	Hours/Days, especially for severe MDD
Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Good Tolerability	Minimal CNS depressant effects, no dissociation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation
Unrestricted Access	Outpatient or at home use

LIPOCINE®
ENHANCING HEALTH

1. J Clin Psychiatry 2021;82(2):20m13699
2. https://www.nimh.nih.gov/health/statistics/major-depression
3. Cai et al. J Affect Disord. 2021 Oct 1:293:148-158
4. Adv Ther. 2023 Jul 31;40(10):4460–4479
5. https://www.investor.jnj.com/investor-news/news-details/2025/Johnson--Johnson-Reports-Q3-2025-Results-Raises-2025-Sales-Outlook/default.aspx
6. Axsome Corporate Presentation November 2025
7. https://www.mordorintelligence.com/industry-reports/antidepressants-market

*Induction, $4,000 for 1st month + maintenance ~ $1,000 per month

LPCN 2201 – Targeted Attribute-Based Product Differentiation

Potential Rapid Acting Anti-Depressant (RAAD)

Product Attribute*	LPCN 2201 (Neuroactive Steroid)	SPRAVATO (Esketamine)[1]	AUVELITY (Dextromethorphan + bupropion)[2]	SSRI/SNRI	Psychedelics
Mechanism of Action	**Positive $GABA_A$ modulator**	NMDA receptor antagonist	NMDA receptor antagonist + norepinephrine/dopamine reuptake inhibitor	Serotonin reuptake inhibition (SSRI) or serotonin + norepinephrine reuptake inhibition (SNRI)	5-HT_2A receptor agonism
Route	**Oral**	Intranasal	Oral	Oral	Oral/Injection
Onset of Efficacy	**Hours to days**	Hours to days	1-2 weeks	4-8 weeks	Hours to days
Key AEs	**Somnolence/sedation (4%) and dizziness (4%)**	Psychological effects (61-84%) including dissociation, dizziness (29%), nausea (28%), sedation (23%), vertigo (23%)	Dizziness (16%), nausea (13%), dry mouth, somnolence	Sexual dysfunction, weight gain, GI upset	Transient anxiety, nausea, headache, perceptual changes
Monitoring/ Administration Setting	**Not expected/At home**	REMS/In-clinic observation (≥2 hrs post-dose)	None required/At home	None required/At home	In-clinic observation (≥4 hrs post-dose)

LIPOCINE ENHANCING HEALTH

*No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.

1. https://www.spravatohcp.com/trd-efficacy-safety/
2. Auvelity label

Differentiated Target Attributes as a Rapid-Acting PPD treatment*
Potential to meet RAAD criteria

FDA Criteria for Rapid-Acting Anti-Depressants (RAAD)

For rapid-acting antidepressants, the timing of effect considerations include the following:

- Efficacy generally should be demonstrated within 1 week for a rapid-acting antidepressant. Some novel antidepressants are thought to be effective within hours or days. In such cases, an earlier primary efficacy endpoint would be appropriate.
- Durability of effect beyond the initial response should be characterized. To demonstrate both early onset of action and durability of effect, a primary efficacy endpoint early in the course of treatment would be chosen, with continued observation of drug–placebo differences over time.

Efficacy demonstrated within 1 week

Rapid relief as early as **12 hr**

Median Time to Response* Onset: **2.6 days**

Durability of effect beyond the initial response

Effect lasts ~1 month post treatment

Superior tolerability

Bioidentical, **low** CNS depressant effect (<5%), and devoid of psychotomimetic effects

Low to no infant breast feeding sedation risk

Ultrashort treatment duration

48-hour treatment

Prompt access

At home use without burdensome monitoring

LIPOCINE ENHANCING HEALTH

https://www.fda.gov/regulatory-information/search-fda-guidance-documents/major-depressive-disorder-developing-drugs-treatment

*Based on subgroup based hypothesis generating results

LPCN 2201 – Oral Non-Dissociative (Psychotomimetic) RAAD for Major Depression Disorders

Potential to set rapid relief benchmark for MDD

- High unmet need for oral RAAD; large market potential
- Leverage LPCN 1154 data
- Streamlined development
- Issued and pending patent claims for MDD indication

Attributes

LPCN 2201
Rapid Relief

Convenient Oral
At-Home Use

Differentiated
Safety Profile

Appendix

LPCN 2203

Oral Brexanolone for Essential Tremor



Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption


~7 M
2.8 M
1.8 M
360 K
Estimated prevalence 2.2 % of population[1]
Diagnosed 40%
65% in need of 2nd line treatment
20% peak adoption
$3.6B*

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

*indicative pricing ~ $10K/patient/year

Essential Tremor Management – No New Drugs Approved In 50+ Years

Daytime efficacy and improved tolerability remain an unmet need

Unmet Need

Superior benefit to risk profile

- Improve efficacy
- Fewer side effects
    - Somnolence
    - Dizziness
    - Constipation
- Address anxiety/depression comorbidity
- Disease-modifying effects

Standard of Care Limitations

Unfavorable benefit to risk profile[3]

- Most patients are intolerant or have an inadequate response to first line propranolol or primidone
- 33% experienced no benefit from propranolol and 35% discontinued due to side effects
- 17% reported no benefit from primidone and 23% discontinued due to side effects

Competitive Landscape

- Propranolol is the first line therapy
- 65% in need of second line treatment
- ~44% of diagnosed patients treated with propranolol or primidone[2]
- Ulixacaltamide: Positive P3 results[4]
    - Discontinuation rate 36-38%
    - TEAEs ≥ 10%: Constipation (25-29%), dizziness (24-26%), brain fog (12-19%), paraesthsia (10-12%), fatigue (9-10%), insomnia (8-12%), and headache (8-13%)

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Vetterick et al. Adv Ther. 2022; 39(12): 5546–5567
3. Clinical Parkinsonism & Related Disorders 5 (2021) 100101
4. Praxis Corporate Presentation Jan 2026

LPCN 2101

Treatment of Epilepsy



Drug-Resistant Epilepsy (DRE)

A significant clinical challenge in epilepsy care with high social and occupational limitations[1]

DRE is defined by **ILAE** as the failure of two appropriate anti-seizure medications (ASMs) to achieve sustained seizure freedom

Prevalence	Affects 30-40% of epilepsy patients in the U.S. [2]
Clinical Impact	Increased risk of injury, hospitalization, mortality, and mental health issues[1]
Economic Burden	Contributes heavily to the $24.5 billion annual epilepsy-related healthcare costs[4]
Treatment Challenges	Limited success with medications and need for early identification Probability of achieving seizure freedom diminishes substantially with each subsequent AED regimen tried[5]

1. Pharmacol Rev. 2020 Jul;72(3):606–638
2. Front Neurol. 2022 Nov 3;13:1023832.
3. https://www.epilepsy.com/treatment/medicines/drug-resistant-epilepsy?
4. Epilepsia. 2022;63(8):2144–2154
5. JAMA Neurol. 2017 Dec 26;75(3):279–286

Unmet Needs in DRE

Seizure freedom without adverse effects, while improving the patient's quality of life

Limitations of Current Options

- **30–40% of patients still do not achieve freedom from seizures, despite being on multiple medications**
- Many patients with DRE go through multiple ASMs with limited success
- Rescue treatments (primarily benzodiazepines) do not prevent future seizures, they only stop the current episode
- High risk of seizure recurrence within hours or days after a cluster
- Seizures may cause physical injuries, and a minority may last long (status epilepticus) or recur in clusters and can be life-threatening

Unmet Needs

- **Medications with novel mechanism of action, especially for patients who experience recurrent seizure clusters or DRE**
- Minimal cognitive, mood, or systemic side effects
- Address associated comorbidities like depression, anxiety, and cognitive impairment
- Transition effectively to maintenance therapy and sustain seizure control after acute treatment
- Prevent status epilepticus and prevent patients from using emergency room for seizure management

Ioannou et al. Brain Behav. 2022 Sep;12(9):e2589
Mesraoua et al. J Neurol Sci. 2023 Sep 15:452:120766

LPCN 2101 – NAS for Epilepsy Treatment

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Product Candidate Differentiation

- Novel MOA specifically addressing DRE
- Active molecule is bioidentical to endogenous NAS
- Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Anti-Seizure Activity in Preclinical Models

- Effective in most of the tonic and/or clonic, focal, and generalized seizure animal models[1-3]
- Maintained effectiveness upon chronic dosing [6]
- Potentially synergistic with benzodiazepines[4,5]

First Oral Enablement Phase 1 Results



Mean Plasma Concentration (ng/mL)
40
30
20
10
0
0
4
8
12
16
20
24
Time (hr)

From separate studies in post-menopausal women with Lip'ral based oral dosage forms

1) Kokate et al., 1996. Neuropharmacology. 2) Carver and Reddy, JPET 2016. 3) Ekaminski et al. epilepsia, 2004. 45(7): p. 864-7. 4)Bruun et al., 2015 Neuropharmacology. 5) Chuang and Redy, 2020, J Pharmacol Exp Ther. 6) Kokate et al., JPET, 1998. *horizontal screen test

TLANDO®

Testosterone Replacement Therapy (TRT)



TLANDO® – FDA-Approved Oral Testosterone Replacement Therapy

Established commercialization partnerships in multiple territories

IMPORTANT SAFETY INFORMATION

www.tlando.com/


TLANDO
(testosterone undecanoate)
Capsules 112.5 mg
120 capsules
Rx only

TLANDO® licensed to Verity Pharma in January 2024 for commercialization in the U.S.

- $11 million upfront payment to Lipocine
- Entitled to receive tiered royalty payments ranging from 12% up to 18% on net sales of TLANDO franchise

TLANDO® licensed to 5 territories including US and Canada

FDA labeling changes for testosterone products

- Removal of Boxed Warning related to an increased risk of adverse cardiovascular outcomes
- Include results from required post market ambulatory blood pressure (ABPM) studies

Approved product utilizing Lip'ral technology

TRT is a large and growing market with ~8M annual prescriptions in the U.S. and ~650,000 in Canada

First and only oral testosterone replacement therapy (TRT) option that does not require dose titration

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia in Decompensated Cirrhosis (Fast Track Designation)



LPCN 1148 - Unique Opportunity Addressing Two Distinct Liver Disease Markets

Positive POC Phase 2 results in treatment of sarcopenia and OHE in cirrhosis

Overt Hepatic Encephalopathy (OHE)

- Positive P2 results with background SOC
- Validated regulatory pathway
- A commercially successful surrogate
- Sparse competitors in development
- Unique ARA with patent protection through 2044

Sarcopenia in Cirrhosis

- Positive P2 results in sarcopenia
- FDA granted Fast Track Designation
- Acceptable endpoints on sarcopenia
- No competition in development
- Unique ARA with patent protection through 2044



Analogue (Rifaximin) Sales
Sales ($M)
300
250
200
150
100
50
0
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24

BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

POC = Proof of concept; SOC = Standard of care; ARA = Androgen receptor agonist

LPCN 1148 Phase 2 Results – Sarcopenia Primary Endpoint Met

Resolution for sarcopenia and significantly increased skeletal muscle mass index (SMI)



25
20
15
10
5
0
-5
% CBL L3-SMI
Week
†
‡
LPCN 1148
Placebo
Placebo to 1148

~9% increase in L3-SMI at week 24



40%
30%
20%
10%
0%
Resolution of Sarcopenia at Week 24
33%
0%
LPCN 1148
Placebo

33% of patients had resolution of sarcopenia* at week 24

LS mean (SE), † P<0.01 for change from baseline; ‡ p<0.01 vs. Week 24 placebo; L3-SMI = L3 skeletal muscle index

*Using protocol-defined sarcopenia thresholds. All data is LOCF

LPCN 1148 Phase 2 Results – HE Endpoint Met

Fewer overt hepatic encephalopathy events

Parameter	Through Week 24		Week 24 to EOS	
	Placebo N=14	LPCN 1148 N=15	LPCN 1148 N=11	LPCN 1148 switch from placebo N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Recurrent Overt HE (events)	6	1*	1	1
Time to first recurrent event (days)	35	114	294	140

OHE is defined as an adverse event of HE with CTCAE severity > grade 1. * P<0.05 vs placebo
HE events post study drug discontinuation for liver transplant excluded

LPCN 1148 Phase 2 Results Safety Data

Overall LPCN 1148 was well tolerated

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

LPCN 2401

Obesity Management – adjunct to GLP-1



Unprecedented Demand and Usage of GLP-1 Receptor Agonists[1-3]

GLP-1 market trending toward oral once daily dosing

Semaglutide: **$30 billion sales** in the US in 2024[4]
Tirzepatide: **$14 billion sales** in the US in 2024[5]

As of 2024, **around 12 percent of U.S. adults** reported having used a GLP-1 medication at some point[6]

Over **150 GLP-1 drug candidates** in development for multiple indications[7]


FDA approved indications
Expanding clinical indications1

- ✓ **T2DM**
- ✓ **Weight management**
- ✓ **Cardiovascular disease**
- ✓ **Chronic kidney disease**
- ✓ **Sleep apnea**

1. https://www.biospace.com/drug-development/7-indications-for-glp-1s-beyond-weight-loss
2. https://www.pwc.com/us/en/services/consulting/business-model-reinvention/glp-1-trends-and-impact-on-business-models.html
3. https://www.nature.com/articles/s41574-024-01066-9
4. Novo Nordisk SEC filing 2025
5. Eli Lilly SEC filing 2025
6. https://jamanetwork.com/journals/jama/article-abstract/2819949
7. https://www.globenewswire.com/news-release/2025/03/18/3044263/28124/en/

Drawbacks of Approved GLP-1 Receptor Agonists

Rapid loss of lean mass and functionality in elderly GLP-1 users

Low Quality Weight Loss[1]



Weight Loss
Fat Loss
Lean Mass Loss
Mean change from Baseline
0
-1
-2
-3
-4
-5
-4.7kg
-3.2kg
-8.6%
-1.5kg
-4.1%
Semaglutide

Significant weight loss is from lean mass loss in **16 weeks**[1]

Lean Mass Loss[1]



32%
Lean mass
68%
Fat mass

The median percentage of total body weight loss that is due to lean mass:
32% in **16 weeks**[1] (elderly 60+)
35% in 24 weeks[3] (adults 18-80)

Functionality Loss[1]



43%

43% of elderly (60+)
lost ≥10% Stair Climb Power from baseline in **16 weeks** of GLP-1 use[1]

Fracture Risk[2,3]



% Subjects with Fracture
3
2
1
0
Semaglutide
Placebo
Age ≥ 75

Patients on semaglutide had significantly more fractures of the hip and pelvis[2]

LIPOCINE
ENHANCING HEALTH

1. The data were adapted from Veru Corporate Presentation Jones Healthcare and Technology Innovation Conference, April 8-9, 2025
2. Wegovy label (Revised 03/2024)
3. https://investor.regeneron.com/news-releases/news-release-details/interim-results-ongoing-phase-2-courage-trial-confirm-potential

LPCN 2401 Once Daily Oral as An Adjunct to GLP-1 Treatment

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

Proprietary androgen receptor agonist, testosterone ester(s), targeted for **once-a-day treatment** - "LPCN 2401"

- Androgen receptor agonist with α-tocopherol for once-a-day treatment – "LPCN 2401+E"
- A bioidentical to physiological regulator of myostatin that indirectly inhibits its expression and signaling

Targeted Mechanism of Actions

	Fat	Muscle	Bone
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

LPCN 2401 – Clinical Data Show Significant Improvement in Body Composition

Phase 2 results demonstrate increased lean mass and decreased fat mass at Week 20



Lean Mass
Lean Mass (kg)
Appendicular Lean Mass (kg)
CBL (kg)
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
1.6
1.9
-1.3
0.7
0.8
-0.9
*
LPCN 2401
LPCN 2401+E
Placebo



Fat Mass
Total Fat Mass (kg)
Trunk Fat Mass (kg)
CBL (kg)
2
0
-2
-4
1
0
-1
-2
-2.0
-2.6
1.2
-0.9
-1.4
0.9
*
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo
Phase 2 clinical trial - NCT04134091
n=12 for LPCN 2401; n=13 for LPCN 2401+E; n=13 for placebo

LPCN 2401 Novel Oral Treatment for Obesity Management

Target benefits to improve weight loss and functionality

Quality Weight Loss

- Preserve lean mass
- Primarily fat loss

Attenuate functionality loss

Amplify fat loss

More abdominal fat loss

Improve bone health

LPCN 2401 + GLP-1 agonist treatment

Maintain Weight Loss

- Minimize fat regain
- Minimize weight regain

Maintain/improve functionality

Improve lean mass

Sustain HbA1c improvement

LPCN 2401 treatment post GLP-1 cessation

LPCN 1107

Prevention of Preterm Birth (PTB)



LPCN 1107 for Prevention of Preterm Birth

Product candidate highlights

Oral dosage form comprising 17-hydroxyprogesterone caproate	Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction
>$2B market potential with no approved drug	Phase 3 ready with compelling efficacy rationale
Strong pharmaco-economic justification	Accelerated approval pathway and ODD (Orphan Drug Designation)

Potential to be SOC in prevention of preterm birth